                                                                   EXHIBIT 10.20

                  CO-SALE AND RIGHT OF FIRST REFUSAL AGREEMENT


This Co-Sale and Right of First Refusal Agreement (this "AGREEMENT") is made this 19th day of May, 1995 by and among the individuals listed on the signature
     ----
page attached hereto (the "FOUNDERS"), Virtual Realty Network, Inc., a California corporation (the "COMPANY"), and the Investors listed on Exhibit A (the "INVESTORS").

                                   RECITALS
                                   --------

A. The Investors have an interest in acquiring from the Company shares of Series A Preferred Stock of the Company pursuant to a Series A Preferred Stock Purchase Agreement of even date herewith by and among the Investors and the Company (the "PURCHASE AGREEMENT").

B. The Founders and the Company wish to provide a further inducement to the Investors to purchase the Series A Preferred Stock of the Company by offering to the Investors the opportunity to participate, upon the terms and conditions set forth in this Agreement, in subsequent sales by the Founders of shares of the Company's Common Stock.

    In consideration of the mutual covenants and agreements set forth herein and certain other valuable consideration the receipt of which is hereby acknowledged, the parties hereby agree as follows:

1.  CERTAIN DEFINITIONS

    As used in this Agreement, the following terms shall have the following respective meanings:

    1.1 "FOUNDER SHARES" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Founders.

    1.2  "COMMON STOCK EQUIVALENTS" shall mean the Company's Common
         Stock then outstanding plus the shares of Common Stock then issuable upon conversion of the outstanding Preferred Stock.

2.  NOTICE OF SALES

    Should one or more of the Founders propose to sell or transfer any Founder Shares in one or more related transactions (the "SELLING FOUNDER"), such Founder shall promptly deliver a written notice (the "NOTICE") to the Company and the Investors at least twenty (20) days prior to the closing of such sale or transfer. The Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of Founder Shares to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of Section 5 hereof, the Notice shall state under which subparagraph the sale or transfer is being made.

3.  RIGHT OF FIRST REFUSAL

    3.1  Right of First Refusal.

         The Company shall have the right, exercisable upon written notice to the Selling Founder, within fifteen (15) days after receipt of the Notice, to have the first right to purchase or obtain Founder Shares, upon the price and terms of payment designated in the Notice. If such right by the Company is refused, the Company shall give notice of such refusal to the Investors (which may be made by telephone if confirmed in writing within two (2) days). The Investors shall have the right, exercisable upon written notice to the Selling Founder within fifteen
         (15) days after receipt of the notice from the Company, to purchase or obtain such Founder Shares, upon the price and terms of payment designated in the Notice. If the Notice provides for payment of non-cash consideration, the Investors, at their option may pay the consideration in cash equal to the present fair market value of the non-cash consideration offered, which shall be determined by mutual agreement between the parties.

    3.2  Right of First Refusal Amount.

         If the Company elects to exercise its right of first refusal option pursuant to Section 3.1, it shall purchase all of the Founder Shares. In the event the Company does not elect to exercise its right of first refusal, each Investor may purchase pursuant to their right of first refusal up to that number of Founder Shares of stock equivalent to the product obtained by multiplying the aggregate number of Founder Shares being sold or transferred in such transaction, by a fraction, the numerator of which is the number of shares of Common Stock Equivalents owned by such Investor at the time of the transaction and the denominator of which is the total number of shares of Common Stock Equivalents owned by all the Investors at the time of the transaction.

    3.3  Overallotment Option.

         If any Investor fails to elect to fully participate in a transaction pursuant to this Section 3, the Investor shall promptly give notice of such failure to the Company and the Company shall so notify the other Investors who did so elect (the "RIGHT OF FIRST REFUSAL INVESTORS"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Right of First Refusal Investors shall have five (5) days from the date such notice was given to agree to purchase their pro rata share of the unsold portion. For purposes of this paragraph, a "PRO RATA SHARE" shall be equal to the product obtained by multiplying (i) the number of shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Common Stock Equivalents held by such Right of First Refusal Investor and the denominator of which is the total number of shares of Common Stock Equivalents held by all the Right of First Refusal Investors.

    3.4  No Adverse Effect.

         The exercise or nonexercise of the rights of any Investor hereunder to elect to exercise its rights of first refusal in one or more sales or transfers of the Founder Shares shall not adversely affect such Investor's rights to exercise its rights of first refusal in subsequent sales or transfers of Founder Shares pursuant to this Agreement.

    3.5  No Participation.

         If the Company elects not to purchase the Founder Shares pursuant to its right of first refusal and the Investors elect not to purchase all or a portion of the Founder Shares designated in the Notice, then the Selling Founder may consummate the sale of such Founder Shares referred to in the Notice to the proposed purchaser, provided such transaction
         (i) is completed within thirty (30) days after the expiration of the Investors' right to purchase such Founder Shares and the Investors' co-sale rights as set forth in Section 4, (ii) is made at the price and terms designated in the Notice, and (iii) the proposed purchaser agrees to be bound by the terms and provisions of this Agreement immediately upon receipt of such Founder Shares. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer or sale of any of the Founder Shares shall again be subject to the right of first refusal hereunder.

4.  RIGHT OF CO-SALE

    4.1  Co-Sale Right.

         Each Investor shall have the right, exercisable within fifteen (15) days after receipt of a written Notice, to participate in such transaction described in such Notice on the same terms and conditions specified in the Notice.

    4.2  Co-Sale Amount.

         To the extent the proposed purchaser is not willing to purchase all of the shares as to which the Investors have requested participation pursuant to Section 4.1, each Investor may sell in such a transaction described in Section 4.1 that number of shares of stock equal to the product obtained by multiplying the aggregate number of Founder Shares being sold in such transaction, by a fraction, the numerator of which is the number of shares of Common Stock Equivalents owned by such investor at the time of the transaction and the denominator of which is the total number of shares of Common Stock Equivalents owned by all the Investors. The number of Founder Shares identified in the Notice to be sold by such Selling Founder shall be reduced by the number of Investor Shares to be sold pursuant to this Section 4.2.

    4.3  Overallotment Option.

         If any Investor fails to elect to fully participate in such co-sale transaction pursuant to this Section 4, the Investor shall promptly give notice of such failure to the Company and the Company shall so notify the other Investors who did so elect (the "CO-SALE PARTICIPANTS"). Such notice may be made by telephone if confirmed in writing within two (2) days. The Co-Sale Participants shall have five
         (5) days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Co-Sale Participant's "PRO RATA SHARE" shall be equal to the product obtained by multiplying (i) the number of shares in the unsold portion by (ii) a fraction, the numerator of which is the number of shares of Common Stock Equivalents held by such Co-Sale Participant and the denominator of which is the total number of shares of Common Stock Equivalents held by all the Co-Sale Participants.

    4.4  Delivery.

         Each Investor shall effect participation in the sale by promptly delivering to the Selling Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

         (a) the type and number of shares of Common Stock which such Investor elects to sell; or

         (b) that number of shares of Series A Preferred Stock which is at such time convertible into the number of shares of Common Stock which such Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Series A Preferred Stock in lieu of Common Stock, such Investor shall convert such

               Series A Preferred Stock into Common Stock and deliver Common Stock as provided in subsection 4.4(a) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

     4.5  Transfer.

          The stock certificate or certificates that the Investors deliver to the Selling Founder pursuant to Section 4.4 shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and the Selling Founder shall concurrently therewith remit to the Investors that portion of the sale proceeds to which the Investors are entitled by reason of their participation in such sale. To the extent that any prospective purchaser prohibits such assignment or otherwise refuses to purchase shares or other securities from the Investors exercising their rights of co-sale hereunder, the Selling Founder shall not sell to such prospective purchaser or purchasers any Founder Shares unless and until, simultaneously with such sale, the Selling Founder shall purchase such shares or other securities from the Investors.

     4.6  No Adverse Effect.

          The exercise or nonexercise of the rights of each Investor hereunder to participate in one or more sales of Founder Shares made by a Selling Founder shall not adversely affect such Investor's rights to participate in subsequent sales of Founder Shares pursuant to this Agreement.

     4.7  No Participation.

          If the Investors elect not to participate in the sale of the Founder Shares designated in the Notice, then the Selling Founder may consummate the sale or transfer of such Founder Shares referred to in the Notice to the proposed purchaser, provided such transaction (i) is completed within thirty (30) days after the expiration of the Investors' right of co-sale and the Investors' right of first refusal as set forth hereunder, (ii) is made at the price and terms designated in the Notice, and (iii) the proposed purchaser agrees to be bound by the terms and provisions of this Agreement and become a party to this Agreement immediately upon receipt of such Founder Shares. Any proposed transfer on terms and conditions more favorable than those described in the Notice, as well as any subsequent proposed transfer or sale of any of the Founder Shares shall again be subject to the co-sale rights hereunder.

5.   PERMITTED TRANSACTIONS

     The participation rights of the Investors hereto shall not pertain or apply to:

     (a) Any pledge of Founders Shares made by such Founder pursuant to a bona fide loan transaction which creates a mere security interest;

     (b)   Any bona fide gift;

     (c) Any transfer to ancestors, siblings, in-laws, descendants or spouse or to a trust for the benefit of such persons or such Founder; or

     (d) Any transfer to a transferee in which the rights of co-sale and/or first refusal are not utilized and such non-utilization is in accordance with the terms of this Agreement.

     provided, that (i) the Selling Founder shall inform the Company and the
     --------
     Investors of such pledge, transfer or gift prior to effecting it in accordance with Section 2.1 above and (ii) the pledgee, transferee or donee (collectively, the "PERMITTED TRANSFEREES") shall furnish the Company and the other Investors with a written agreement to be bound by and comply with all provisions of this Agreement applicable to such transferor. Such transferred Founder Shares shall remain Founder Shares hereunder and the Permitted Transferee shall be treated as a "Founder" and be subject to all obligations of a "Founder" for purposes of this Agreement.

6.   PROHIBITED TRANSFERS

     Any attempt to transfer shares of the Company in violation of Sections 3 or 4 hereof shall be void and the Company agrees it will not effect such a transfer nor will it treat any alleged transferee as the holder of such shares without the written consent of the Investors.

7.   LEGENDED CERTIFICATES

     7.1  Legend.

     Each certificate representing shares of capital stock of the Company now or hereafter owned by the Founders, or issued to any Permitted Transferee pursuant to Section 5 shall be endorsed with the following legend:

                    THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN CO-SALE AND

                    RIGHT OF FIRST REFUSAL AGREEMENT DATED AS OF MAY___,1995 BY AND AMONG THE CORPORATION AND CERTAIN HOLDERS OF CAPITAL STOCK OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION.

     7.2  Removal.

          The Section 7.1 legend shall be removed upon termination of this Agreement in accordance with the provisions of Section 8.1.

8.   TERMINATION

     This Agreement shall terminate upon the earliest to occur of any one of the following events:

     (a) after the effective date of a registration statement pertaining to the Company's initial registered firm commitment underwritten public offering at a price per share of at least $7.50 (as adjusted for stock dividends, stock splits or recapitalizations) and with aggregate proceeds to the Company in excess of $15,000,000, or

     (b) the merger or other form of corporate reorganization in which the shareholders of the Company do not own a majority of the outstanding shares of the surviving corporation or the sale of all or substantially all the assets of the Company.


9.   MISCELLANEOUS

     9.1  Governing Law.

          This Agreement shall be governed in all respects by the laws of the state of Delaware without regard to provisions regarding choice of laws.

     9.2  Successors and Assigns.

          Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto whose rights or obligations hereunder are affected by such amendments.

     9.3  Entire Agreement.

          This Agreement and the exhibits hereto which are hereby expressly incorporated herein by this reference constitute the entire understanding and agreement between the parties with regard to the subjects hereof and thereof; provided, however, that nothing in this
                                       -----------------
          Agreement shall be deemed to terminate or supersede the provisions of any confidentiality and nondisclosure agreements executed by the parties hereto prior to the date hereof, which agreements shall continue in full force and effect until terminated in accordance with their respective terms.

     9.4  Notices.

          Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be hand delivered or mailed by registered or certified first class mail, postage prepaid, addressed, (a) if to the Investors, to each such Investor's address set forth on Exhibit A attached hereto, or to such other address as such Investor or any of its successors or assigns shall have furnished to the Company in writing, (b) if to the Founders, to each such Founder's address as set forth on Exhibit A attached hereto, or to such other address as such Founder or any of its successors or assigns shall have furnished to the Company and the Investors in writing, or (c) if to the Company, to its address set forth below its signature hereto, or to such other address as the Company shall have furnished to the Investors and Founders or their successors or assigns in writing. Notices hand delivered shall be effective upon delivery and notices sent by first class mail shall be effective three (3) days following deposit in the United States mail.

     9.5  Amendments and Waivers.

          Any term of this Agreement may be amended and the observance of any term of the Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company, the Investors and the Founders.

     9.6  Delays or Omissions.

          No delay or omission to exercise any right, power or remedy accruing to the Company, the Founders or to the Investors upon any breach or default of any party hereto under this Agreement, shall impair any such right, power or remedy of the Company, the Founders or the Investors nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach of default thereafter occurring; nor shall any waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of the Company, the Founders or the Investors of any breach of default under this Agreement or any waiver on the part of the Company, the Founders or the Investors of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or be law or otherwise afforded to the Company, the Founders or the Investors shall be cumulative and not alternative.

     9.7  Legal Fees.

          In the event of any action at law, suit in equity or arbitration proceeding in relation to this Agreement, the prevailing party, shall be paid by the other party a reasonable sum for attorney's fees and expenses for such prevailing party.

     9.8  Titles and Subtitles.

          The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     9.9  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    9.10  Severability.

          Should any provision of this Agreement be determined to be illegal or unenforceable, such determination shall not affect the remaining provisions of this Agreement.

    9.11  Confidentiality.

          Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement or the performance of its obligations hereunder. The parties hereto further agree that there shall be no press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby, unless the parties otherwise agree in writing. The provisions of this Section 9.11 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

    9.12  Public Announcements.

          Neither the Company nor any Founder nor any Investor (other than Intel) shall use Intel's name or refer to Intel directly or indirectly in connection with Intel's relationship with the Company in any advertisement, news release or professional or trade publication, or in any other manner, unless otherwise required by law or with Intel's prior written consent, which consent will generally not be granted. The parties agree that there will be no press release or other public statement issued by either party relating to this Agreement or the transactions contemplated hereby unless required by law. If the Company determines that it is required by law to file this Agreement with the Securities and Exchange Commission, it shall at a reasonable time before making any such filing, consult with Intel regarding such filing and seek confidential treatment for such portions of the Agreement as may be requested by Intel.

IN WITNESS WHEREOF, this parties hereto have executed this Agreement as of the day and year herein above first written.


                                           VIRTUAL REALITY, INC.
                                           4590 MacArthur Blvd., Suite 175
                                           Newport Beach, CA 92660


                                           By:
                                               ---------------------------------
                                           Title:
                                                  ------------------------------


                                           INVESTORS:

                                           INTEL CORPORATION


                                           By:  /s/ RANDY TINSLEY
                                               ---------------------------------
                                           Title:
                                                  ------------------------------

IN WITNESS WHEREOF, this parties hereto have executed this Agreement as of the day and year herein above first written.


                                            VIRTUAL REALITY, INC.
                                            4590 MacArthur Blvd, Ste. 175
                                            Newport Beach, CA 92660

                                            By:  /s/  MICHAEL A. BARRON
                                                --------------------------------

                                            Title: President
                                                   ----------------------------

                                            INVESTORS:

                                            INTEL CORPORATION

                                            By:
                                                --------------------------------
                                            Title:
                                                   -----------------------------

                                             FOUNDERS:
                                             [SIGNATURES]

                                             /s/ MICHAEL A. BARRON
                                             -----------------------------------
                                             MICHAEL A. BARRON

                                             /s/   DIANNE D. DAVID
                                             -----------------------------------
                                             DIANNE D. DAVID

                                             /s/   SANDRA S. SAWYER
                                             -----------------------------------
                                             SANDRA S. SAWYER

                                   EXHIBIT A
                                   ---------


FOUNDERS:                              INVESTORS:
                                       Intel Corporation
                                       2200 Mission College Blvd.
                                       Santa Clara, CA 95052
                                       Attn:
                                            -----------------------

   /s/  MICHAEL A. BARRON
------------------------------
      MICHAEL A. BARRON


    /s/  DIANNE D. DAVID
------------------------------
       DIANNE D. DAVID


     /s/  SANDRA S. SAWYER
------------------------------
       SANDRA S. SAWYER